UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 25, 2023

Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter). Emerging growth company Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Nuvera Communications, Inc. (“Nuvera” or the “Company”) was held virtually on May 25, 2023 via live webcast at www.virtualshareholdermeeting.com/NUVR2023. Proxies representing 3,502,429 shares, or 68.69% of the 5,098,865 outstanding shares entitled to vote were present at the Annual Meeting, constituting a quorum. The shareholder voting results for the election of two directors and the three other matters submitted to shareholders are as follows:

Proposal 1. Two directors were elected to serve until the 2026 Annual Meeting and until the election and qualification of their respective successors, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

James J. Seifert	2,501,830	175,557	825,042
Colleen R. Skillings	2,512,114	165,273	825,042

Proposal 2. Shareholders ratified the appointment of Olsen, Thielen & Company, Ltd. as the Company’s independent registered public accounting firm for the 2023 fiscal year, as follows:

Votes For	Votes Against	Abstentions

3,445,220	47,968	9,241

Proposal 3. Shareholders approved an amendment to the Nuvera Bylaws to remove mention of age in reference to consideration of nominees for election as directors, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,160,990	426,647	89,750	825,042

Proposal 4. Shareholders approved an amendment to the Company’s Articles of Incorporation to eliminate the 30-share minimum for stock ownership in the Company, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,505,898	165,594	5,895	825,042

The Company has filed as Exhibit 3.1 to this Form 8-K its Second Amended and Restated Articles of Incorporation, as amended May 25, 2023 and filed with the Office of the Minnesota Secretary of State, reflecting the amendment to the Articles of Incorporation approved by the Company’s shareholders at the 2023 Annual Meeting of Shareholders and making other non-substantive changes.

The Company has filed as Exhibit 3.2 to this Form 8-K its Bylaws as amended May 25, 2023, reflecting the Bylaw amendment approved by the Company’s shareholders at the 2023 Annual Meeting of Shareholders and making other non-substantive changes.

Item 8.01 – Other Events.

On May 25, 2023, Nuvera also announced that its Board of Directors approved a quarterly dividend on our common stock of $0.14 per share, payable on June 15, 2023 to shareholders of record at the close of business on June 5, 2023.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
3.1	Second Amended and Restated Articles of Incorporation of Nuvera Communications, Inc., as amended May 25, 2023
3.2	Nuvera Communications, Inc. Bylaws as amended, May 25, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	Nuvera Communications, Inc.

	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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